Exhibit 10.9

AMENDMENT TO THE

SERVICE LEVEL AGREEMENT

AMENDMENT made as of the 19th day of July, 2023 is made to the Service Level Agreement dated January 17, 2019, as amended (the “Agreement”), by and between Manulife Investment Management Private Markets (US) LLC (formerly, Hancock Capital Investment Management, LLC) and John Hancock Investment Management (US) LLC (formerly. John Hancock Advisers, LLC) (“John Hancock”).

WHEREAS, the parties to the Agreement desire to amend Appendix A contained in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth. and intending to be legally bound. the parties agree the Agreement shall be amended as follows:

1.	CHANGE IN APPENDIX A:

Appendix A of the Agreement is hereby amended and restated to account for the addition of one new Trust, Manulife Private Credit Fund.

2.	EFFECTIVE DATE

This Amendment shall become effective as of date first mentioned above.

3.	DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

4.	OTHER TERMS OF THE AGREEMENT

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

(THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.)

IN WITNESS WHEREOF the undersigned have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

MANULIFE INVESTMENT MANAGEMENT PRIVATE MARKETS (US) LLC

By:	/s/ Devon Russell
Name:	Devon Russell
Title:	Vice President

JOHN HANCOCK INVESTMENT MANAGEMENT (US) LLC

By:	/s/ Jeffrey Long
Name: Jeffrey Long
Title:	Chief Financial Officer

Appendix A

John Hancock GA Mortgage Trust

John Hancock GA Senior Loan Trust

Manulife Private Credit Fund

A-1